                                                                    EXHIBIT 99.4

              CONSENT TO BE NAMED AS A DIRECTOR OF CTC MEDIA, INC.

     I hereby consent to be named as a person to become a director of CTC Media,
Inc., a Delaware corporation ("CTC Media"), as described in the registration statement on Form S-1 filed by CTC Media with the Securities and Exchange
Commission, and any amendment thereto.

                                            /s/ Vagan Abgaryan
                                            ------------------------------------
                                            Vagan Abgaryan

Date:  April 10, 2006